DISCOVER FINANCIAL SERVICES						Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Mar 31, 2025 vs. Mar 31, 2024
EARNINGS SUMMARY
Interest Income	$4,801	$4,989	$5,112	$4,971	$4,948	($147)	(3%)
Interest Expense	1,243	1,359	1,457	1,447	1,461	(218)	(15%)
Net Interest Income	3,558	3,630	3,655	3,524	3,487	71	2%
Discount/Interchange Revenue	1,037	1,157	1,142	1,153	1,024	13	1%
Rewards Cost	703	758	779	716	703	—	—%
Discount and Interchange Revenue, net	334	399	363	437	321	13	4%
Protection Products Revenue	42	43	42	42	42	—	—%
Loan Fee Income	204	200	214	205	200	4	2%
Transaction Processing Revenue	89	83	84	91	87	2	2%
Other Income	24	404	95	239	23	1	4%
Total Non-Interest Income	693	1,129	798	1,014	673	20	3%

Revenue Net of Interest Expense	4,251	4,759	4,453	4,538	4,160	91	2%

Provision for Credit Losses	1,244	1,202	1,473	739	1,497	(253)	(17%)

Employee Compensation and Benefits	735	792	703	658	671	64	10%
Marketing and Business Development	246	299	263	258	250	(4)	(2%)
Information Processing & Communications	180	208	197	167	163	17	10%
Professional Fees	289	363	323	296	292	(3)	(1%)
Premises and Equipment	24	25	25	23	20	4	20%
Other Expense	89	168	277	336	148	(59)	(40%)
Total Operating Expense	1,563	1,855	1,788	1,738	1,544	19	1%

Income/ (Loss) Before Income Taxes	1,444	1,702	1,192	2,061	1,119	325	29%
Tax Expense	340	411	322	538	268	72	27%
Net Income/ (Loss)	$1,104	$1,291	$870	$1,523	$851	$253	30%
Net Income/ (Loss) Allocated to Common Stockholders	$1,069	$1,284	$834	$1,515	$813	$256	31%

Effective Tax Rate	23.5%	24.1%	27.0%	26.1%	24.0%

Net Interest Margin	12.18%	11.96%	11.38%	11.17%	11.03%	115	bps
Operating Efficiency	36.8%	39.0%	40.1%	38.3%	37.1%	(30)	bps
ROE	24%	29%	21%	40%	24%
ROCE	25%	31%	21%	43%	24%
Capital Returned to Common Stockholders	$180	$160	$155	$178	$180	$—	—%
Payout Ratio	17%	12%	19%	12%	22%

Ending Common Shares Outstanding	252	251	251	251	251	1	—%
Weighted Average Common Shares Outstanding	252	251	251	251	250	2	1%
Weighted Average Common Shares Outstanding (fully diluted)	252	251	251	251	250	2	1%

PER SHARE STATISTICS
Basic EPS	$4.25	$5.11	$3.32	$6.04	$3.25	$1.00	31%
Diluted EPS	$4.25	$5.11	$3.32	$6.03	$3.25	$1.00	31%
Common Dividends Declared Per Share	$0.70	$0.70	$0.70	$0.70	$0.70	$—	—%
Common Stock Price (period end)	$170.70	$173.23	$140.29	$130.81	$131.09	$39.61	30%
Book Value per share	$75.36	$71.32	$68.11	$63.76	$58.54	$16.82	29%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Mar 31, 2025 vs. Mar 31, 2024
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$32,338	$28,552	$26,423	$24,405	$27,965	$4,373	16%
Loans Held-for-Sale	—	—	8,484	10,145	—	—	—%
Loan Portfolio	117,403	121,118	118,509	117,504	126,555	(9,152)	(7%)
Total Loan Receivables	117,403	121,118	126,993	127,649	126,555	(9,152)	(7%)
Allowance for Credit Losses	(8,108)	(8,323)	(8,512)	(8,481)	(9,258)	1,150	12%
Net Loan Receivables	109,295	112,795	118,481	119,168	117,297	(8,002)	(7%)
Premises and Equipment, net	1,080	1,072	1,085	1,087	1,107	(27)	(2%)
Goodwill and Intangible Assets, net	255	255	255	255	255	—	—%
Other Assets	4,946	4,966	5,371	5,973	6,083	(1,137)	(19%)
Total Assets	$147,914	$147,640	$151,615	$150,888	$152,707	($4,793)	(3%)

Liabilities & Stockholders' Equity
Certificates of Deposits [1]	28,800	29,296	30,296	25,881	25,921	2,879	11%
Savings, Money Market, and Other Deposits [1,2]	63,593	61,316	60,013	61,414	61,412	2,181	4%
Total Direct to Consumer Deposits [1,2]	92,393	90,612	90,309	87,295	87,333	5,060	6%
Brokered Deposits and Other Deposits	15,827	16,397	19,543	21,055	23,097	(7,270)	(31%)
Deposits	108,220	107,009	109,852	108,350	110,430	(2,210)	(2%)
Securitized Borrowings [3]	7,237	8,475	9,307	9,608	10,933	(3,696)	(34%)
Other Borrowings [3]	7,301	7,778	8,870	9,533	9,542	(2,241)	(23%)
Borrowings	14,538	16,253	18,177	19,141	20,475	(5,937)	(29%)
Accrued Expenses and Other Liabilities	6,193	6,452	6,477	7,387	7,132	(939)	(13%)
Total Liabilities	128,951	129,714	134,506	134,878	138,037	(9,086)	(7%)
Total Equity	18,963	17,926	17,109	16,010	14,670	4,293	29%
Total Liabilities and Stockholders' Equity	$147,914	$147,640	$151,615	$150,888	$152,707	($4,793)	(3%)

LIQUIDITY
Liquidity Portfolio	$30,248	$27,325	$24,804	$22,371	$25,739	$4,509	18%
Private Asset-backed Securitization Capacity	3,500	3,500	2,750	3,500	3,500	—	—%
Federal Home Loan Bank Borrowing Capacity	4,870	4,679	3,853	3,383	3,087	1,783	58%
Federal Reserve Discount Window [4]	46,001	46,489	46,118	39,569	41,710	4,291	10%
Undrawn Credit Facilities [4]	54,371	54,668	52,721	46,452	48,297	6,074	13%
Total Liquidity	$84,619	$81,993	$77,525	$68,823	$74,036	$10,583	14%

¹ Includes Affinity relationships
² Savings, Money Market, and Other Deposits and reflects both interest-bearing and non-interest bearing direct to consumer deposits
³ Includes short-term and long-term borrowings
⁴ Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Mar 31, 2025 vs. Mar 31, 2024
BALANCE SHEET STATISTICS
Total Common Equity	$17,907	$16,870	$16,053	$14,954	$13,614	$4,293	32%
Total Common Equity/Total Assets	12.1%	11.4%	10.6%	9.9%	8.9%
Total Common Equity/Net Loans	16.4%	15.0%	13.5%	12.5%	11.6%

Tangible Assets	$147,659	$147,385	$151,360	$150,633	$152,452	($4,793)	(3%)
Tangible Common Equity [1]	$17,652	$16,615	$15,798	$14,699	$13,359	$4,293	32%
Tangible Common Equity/Tangible Assets [1]	12.0%	11.3%	10.4%	9.8%	8.8%
Tangible Common Equity/Net Loans [1]	16.2%	14.7%	13.3%	12.3%	11.4%
Tangible Common Equity per share [1]	$70.14	$66.10	$62.89	$58.53	$53.31	$16.83	32%

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
Total Risk Based Capital Ratio	17.1%	16.5%	14.9%	14.2%	13.3%
Tier 1 Risk Based Capital Ratio	15.6%	15.0%	13.4%	12.6%	11.7%
Tier 1 Leverage Ratio	12.8%	12.3%	11.4%	11.1%	10.1%
Common Equity Tier 1 Capital Ratio	14.7%	14.1%	12.5%	11.8%	10.9%

[1] Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[2] Based on the final rule published September 30, 2020. Capital ratios reflect the impact of CECL reserves on regulatory capital with transition impacts
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Mar 31, 2025 vs. Mar 31, 2024
AVERAGE BALANCES
Assets
Cash and Investment Securities	$29,641	$29,724	$24,023	$24,193	$25,662	$3,979	16%
Restricted Cash	951	399	641	590	558	393	70%
Credit Card Loans	100,088	101,059	100,290	99,584	100,310	(222)	—%
Private Student Loans [1]	—	1,458	9,631	10,304	10,577	(10,577)	(100%)
Personal Loans	10,237	10,421	10,428	10,266	10,004	233	2%
Other Loans	8,170	7,826	7,358	6,829	6,235	1,935	31%
Total Loans	118,495	120,764	127,707	126,983	127,126	(8,631)	(7%)
Total Interest Earning Assets	149,087	150,887	152,371	151,766	153,346	(4,259)	(3%)
Allowance for Credit Losses	(8,321)	(8,510)	(8,480)	(9,245)	(9,279)	958	10%
Other Assets	7,279	7,401	7,756	7,953	7,709	(430)	(6%)
Total Assets	$148,045	$149,778	$151,647	$150,474	$151,776	($3,731)	(2%)

Liabilities and Stockholders' Equity
Non-Interest-bearing Direct to Consumer Deposits [2]	$1,161	$1,103	$1,063	$1,071	$1,037	$124	12%
Certificates of Deposits [2]	28,859	29,634	27,839	25,906	25,625	3,234	13%
Savings, Money Market, and Other Deposits [2]	60,924	59,571	59,258	59,973	59,212	1,712	3%
Interest-bearing Direct to Consumer Deposits [2]	89,783	89,205	87,097	85,879	84,837	4,946	6%
Brokered Deposits and Other Deposits	15,944	17,515	20,189	21,631	23,792	(7,848)	(33%)
Total Interest-bearing Deposits	105,727	106,720	107,286	107,510	108,629	(2,902)	(3%)
Securitized Borrowings [3]	7,895	8,852	9,971	10,432	11,340	(3,445)	(30%)
Other Borrowings [3]	7,630	8,098	9,416	9,521	9,572	(1,942)	(20%)
Total Interest-bearing Liabilities	121,252	123,670	126,673	127,463	129,541	(8,289)	(6%)
Other Liabilities & Stockholders' Equity	25,632	25,005	23,911	21,940	21,198	4,434	21%
Total Liabilities and Stockholders' Equity	$148,045	$149,778	$151,647	$150,474	$151,776	($3,731)	(2%)

AVERAGE YIELD
Assets
Cash and Investment Securities	4.17%	4.24%	4.46%	4.51%	4.51%	(34)	bps
Restricted Cash	4.56%	5.69%	5.73%	8.33%	7.03%	(247)	bps
Credit Card Loans	16.12%	16.22%	16.23%	15.99%	15.79%	33	bps
Private Student Loans [1]	—%	9.85%	10.08%	9.97%	10.04%	NM
Personal Loans	13.95%	13.84%	13.72%	13.60%	13.40%	55	bps
Other Loans	7.65%	7.50%	7.45%	7.45%	7.39%	26	bps
Total Loans	15.35%	15.37%	15.06%	14.85%	14.71%	64	bps
Total Interest Earning Assets	13.06%	13.15%	13.35%	13.18%	12.98%	8	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [2]	4.39%	4.61%	4.67%	4.62%	4.53%	(14)	bps
Savings, Money Market, and Other Deposits [2]	3.76%	3.99%	4.27%	4.29%	4.35%	(59)	bps
Interest-bearing Direct to Consumer Deposits [2]	3.97%	4.19%	4.40%	4.39%	4.41%	(44)	bps
Brokered Deposits and Other Deposits	4.59%	4.76%	4.95%	4.85%	4.75%	(16)	bps
Total Interest-bearing Deposits	4.06%	4.29%	4.50%	4.48%	4.48%	(42)	bps
Securitized Borrowings [3]	4.40%	4.60%	4.81%	4.89%	4.71%	(31)	bps
Other Borrowings [3]	5.25%	5.24%	5.23%	5.12%	4.94%	31	bps
Total Interest-bearing Liabilities	4.16%	4.37%	4.58%	4.56%	4.54%	(38)	bps
Net Interest Margin	12.18%	11.96%	11.38%	11.17%	11.03%	115	bps
Net Yield on Interest-earning Assets	9.68%	9.57%	9.54%	9.34%	9.15%	53	bps

[1] Private student loans were classified as held-for-sale effective June 30, 2024, and subsequently completed the sale during the fourth quarter of 2024
[2] Includes Affinity relationships
[3] Includes short-term and long-term borrowings
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Mar 31, 2025 vs. Mar 31, 2024
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$117,403	$121,118	$126,993	$127,649	$126,555	($9,152)	(7%)
Average Loans [1]	$118,495	$120,764	$127,707	$126,983	$127,126	($8,631)	(7%)

Interest Yield [1]	15.35%	15.37%	15.06%	14.85%	14.71%	64	bps
Gross Principal Charge-off Rate [2]	6.31%	5.77%	5.91%	5.77%	5.74%	57	bps
Net Principal Charge-off Rate [2]	4.99%	4.64%	4.86%	4.83%	4.92%	7	bps
Delinquency Rate (30 or more days) [2]	3.31%	3.48%	3.46%	3.33%	3.38%	(7)	bps
Delinquency Rate (90 or more days) [2]	1.65%	1.71%	1.65%	1.62%	1.64%	1	bps
Gross Principal Charge-off Dollars [2]	$1,844	$1,730	$1,756	$1,820	$1,812	$32	2%
Net Principal Charge-off Dollars [2]	$1,459	$1,391	$1,442	$1,522	$1,556	($97)	(6%)
Net Interest and Fee Charge-off Dollars [2]	$360	$334	$335	$344	$348	$12	3%
Loans Delinquent 30 or more days [2]	$3,892	$4,216	$4,105	$3,917	$4,282	($390)	(9%)
Loans Delinquent 90 or more days [2]	$1,943	$2,071	$1,960	$1,903	$2,079	($136)	(7%)

Allowance for Credit Losses (period end)	$8,108	$8,323	$8,512	$8,481	$9,258	($1,150)	(12%)
Reserve Change Build/ (Release) [3,4]	($215)	($189)	$31	($777)	($25)	($190)
Reserve Rate [2]	6.91%	6.87%	7.18%	7.22%	7.32%	(41)	bps

CREDIT CARD LOANS
Ending Loans	$99,027	$102,786	$100,489	$100,066	$99,475	($448)	—%
Average Loans	$100,088	$101,059	$100,290	$99,584	$100,310	($222)	—%

Interest Yield	16.12%	16.22%	16.23%	15.99%	15.79%	33	bps
Gross Principal Charge-off Rate	6.93%	6.28%	6.46%	6.66%	6.61%	32	bps
Net Principal Charge-off Rate	5.47%	5.03%	5.28%	5.55%	5.66%	(19)	bps
Delinquency Rate (30 or more days)	3.66%	3.84%	3.84%	3.69%	3.83%	(17)	bps
Delinquency Rate (90 or more days)	1.87%	1.93%	1.87%	1.83%	1.95%	(8)	bps
Gross Principal Charge-off Dollars	$1,711	$1,596	$1,629	$1,648	$1,649	$62	4%
Net Principal Charge-off Dollars	$1,349	$1,278	$1,332	$1,373	$1,411	($62)	(4%)
Loans Delinquent 30 or more days	$3,622	$3,944	$3,857	$3,697	$3,810	($188)	(5)%
Loans Delinquent 90 or more days	$1,852	$1,980	$1,883	$1,834	$1,941	($89)	(5%)

Allowance for Credit Losses (period end)	$7,186	$7,403	$7,586	$7,591	$7,541	($355)	(5%)
Reserve Change Build/ (Release) [4]	($217)	($183)	($5)	$50	($78)	($139)
Reserve Rate	7.26%	7.20%	7.55%	7.59%	7.58%	(32)	bps
Total Discover Card Volume	$52,410	$58,306	$56,593	$56,441	$53,239	($829)	(2%)
Discover Card Sales Volume	$49,305	$55,252	$53,380	$53,482	$50,137	($832)	(2%)
Rewards Rate	1.40%	1.35%	1.44%	1.32%	1.39%	1	bps

[1] Total Loans includes private student loans, home equity and other loans
[2] Excludes loans classified as held-for-sale as of June 30, 2024
[3] Includes the adjustment to eliminate the allowance for credit losses upon classifying the private student loan portfolio as held-for-sale as of June 30, 2024
[4] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Mar 31, 2025 vs. Mar 31, 2024
PRIVATE STUDENT LOANS [1]
Organic Student Loans	$—	$—	$8,101	$9,740	$10,050	($10,050)	(100%)
Purchased Student Loans	—	—	383	405	430	(430)	(100%)
Total Private Student Loans	$—	$—	$8,484	$10,145	$10,480	($10,480)	(100%)

Interest Yield	—%	9.85%	10.08%	9.97%	10.04%	NM
Net Principal Charge-off Rate [2]	N/A	N/A	N/A	1.85%	1.58%	NM
Delinquency Rate (30 or more days) [2]	N/A	N/A	N/A	N/A	2.59%	NM

Reserve Rate [3]	N/A	N/A	N/A	N/A	8.29%	NM

PERSONAL LOANS
Ending Loans	$10,096	$10,314	$10,438	$10,321	$10,107	($11)	—%

Interest Yield	13.95%	13.84%	13.72%	13.60%	13.40%	55	bps
Net Principal Charge-off Rate	4.21%	4.24%	4.01%	3.98%	4.02%	19	bps
Delinquency Rate (30 or more days)	1.68%	1.69%	1.66%	1.54%	1.46%	22	bps

Reserve Rate	7.66%	7.56%	7.65%	7.68%	7.48%	18	bps

[1] Private student loans were classified as held-for-sale effective June 30, 2024, and subsequently completed the sale during the fourth quarter of 2024
[2] Excludes loans classified as held-for-sale as of June 30, 2024
[3] The allowance for credit losses was reversed upon classifying the private student loan portfolio as held-for-sale

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Mar 31, 2025 vs. Mar 31, 2024
DIGITAL BANKING
Interest Income	$4,801	$4,989	$5,112	$4,971	$4,948	($147)	(3%)
Interest Expense	1,243	1,359	1,457	1,447	1,461	(218)	(15%)
Net Interest Income	3,558	3,630	3,655	3,524	3,487	71	2%
Non-Interest Income	556	1,001	669	691	541	15	3%
Revenue Net of Interest Expense	4,114	4,631	4,324	4,215	4,028	86	2%
Provision for Credit Losses	1,244	1,202	1,473	739	1,497	(253)	(17%)
Total Operating Expense	1,517	1,801	1,743	1,692	1,494	23	2%
Income/ (Loss) Before Income Taxes	$1,353	$1,628	$1,108	$1,784	$1,037	$316	30%

Net Interest Margin	12.18%	11.96%	11.38%	11.17%	11.03%	115	bps
Pretax Return on Loan Receivables	4.63%	5.36%	3.45%	5.65%	3.28%	135	bps

Allowance for Credit Losses (period end)	$8,108	$8,323	$8,512	$8,481	$9,258	($1,150)	(12%)
Reserve Change Build/ (Release)	($215)	($189)	$31	($777)	($25)	($190)

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	—%
Interest Expense	—	—	—	—	—	—	—%
Net Interest Income	—	—	—	—	—	—	—%
Non-Interest Income (Loss)	137	128	129	323	132	5	4%
Revenue Net of Interest Expense	137	128	129	323	132	5	4%
Provision for Credit Losses	—	—	—	—	—	—	—%
Total Operating Expense	46	54	45	46	50	(4)	(8%)
Income/ (Loss) Before Income Taxes	$91	$74	$84	$277	$82	$9	11%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	882	977	954	936	883	(1)	—%
PULSE Network	2,373	2,463	2,421	2,413	2,312	61	3%
Total	3,255	3,440	3,375	3,349	3,195	60	2%

NETWORK VOLUME
PULSE Network	$81,329	$84,900	$82,573	$81,749	$79,073	$2,256	3%
Network Partners	3,009	6,081	7,512	8,111	11,070	(8,061)	(73%)
Diners Club International [1]	12,046	11,435	10,388	9,421	10,181	1,865	18%
Total Payment Services	96,384	102,416	100,473	99,281	100,324	(3,940)	(4)%
Discover Network - Proprietary	50,990	57,120	55,184	55,351	51,764	(774)	(1)%
Total	$147,374	$159,536	$155,657	$154,632	$152,088	($4,714)	(3)%

[1] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Common Equity represents net income available for common stockholders (annualized) divided by average total common equity for the reporting period

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
GAAP Total Common Equity	$17,907	$16,870	$16,053	$14,954	$13,614
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	—	—	—	—	—
Tangible Common Equity [1]	$17,652	$16,615	$15,798	$14,699	$13,359

GAAP Book Value Per Share	$75.36	$71.32	$68.11	$63.76	$58.54
Less: Goodwill	(1.02)	(1.02)	(1.02)	(1.02)	(1.02)
Less: Intangibles	—	—	—	—	—
Less: Preferred Stock	(4.20)	(4.20)	(4.20)	(4.21)	(4.21)
Tangible Common Equity Per Share	$70.14	$66.10	$62.89	$58.53	$53.31

¹ Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company
Note: See Glossary of Financial Terms for definitions of financial terms